Medifast

INTEGRITY EFFICACY RESPONSIBILITY VISION

Investor Presentation

January 2016

Medifast

Safe Harbor Statement

Certain information included in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology. Similarly, descriptions of Medifast's objectives, strategies, plans, goals or targets contained herein are also considered forward-looking statements. Medifast believes this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward-looking statements are subject to certain events, risks, uncertainties, and other factors. Some of these factors include, among others, Medifast's inability to attract and retain independent Health Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution. Although Medifast believes that the expectations, statements, and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8-K.

Medifast Today

Empowering people with the right opportunities to enjoy the healthy life they deserve


I tell everyone how Medifast helped me. I'm so proud of my hard work and determination. I love being able to confidently smile back at myself in the mirror now when I see me.
Rachel Prater

- Weight Management & Healthy Living Products Company
- Founded in 1980
- Four Business Units to Reach Customers
- Vertically Integrated Manufacturing
- In-house Innovation and Food Science
- Industry-Leading Margins
- Strong Balance Sheet
  - Share Repurchase Program
  - Quarterly Dividend Announced Q4 2015

Medifast

Areas of Execution in 2015

1 DELIVERED ON STRATEGIC PLAN

- Initiated Channel differentiation and exclusivity to enable independent strategies
- Strengthened Coach network
- Enhanced Direct Response capabilities
- Supported Weight Control Center Franchisees through transition away from Company owned locations

2 MAINTAINED PROFIT FOCUS

- Completed Weight Control Center transition
- Exercised cost discipline and manufacturing efficiencies

3 CREATED VALUE

- Maintained strong balance sheet and cash flows
- Repurchased stock
- Initiated quarterly dividend

Medifast

Well Positioned for Future Growth

Large, addressable and growing market	✓
Differentiated scientific approach to weight loss	✓
Highly efficacious product portfolio validated by customer referrals	✓
Diversified sales channels meeting distinct customer needs	✓
Low cost vertically integrated business model with state-of-the-art manufacturing infrastructure	✓
Highly variable cost base limiting downside	✓
Strong balance sheet and consistent cash flow generation	✓
Experienced management team	✓

Market Size


Served
Market

1.5%

Medifast share of served market


$65Bn

Total Market


$18Bn

Served Market

- Diet Foods/Meals
- Weight Loss Centers
- Low Calories Programs
- Medical Plans & Surgery
- Books & Videos


$47Bn

Unserved Market:

- Diet Soft Drinks
- Artificial Sweeteners
- Health Club Revenues

Sources: U.S. Census Data, CDC Data, IBIS World, MarketData

America Striving to Be Healthy


OBESITY as BMI%
2014
1985
No Data
<10%
10%–14%
15%–19%
20%–24%
25%–29%
≥30%


Diagnosed Diabetes Rate
6.2%
2.9%
2011
2012
2013
2014

Sources: CDC Behavioral Risk Factor Surveillance System (1985 to 2014 comparison subject to methodology changes in 2011) and Diabetes Surveillance System (Age Adjusted Rates)

Medifast

Proven Products and Programs



Since 1980

Over 1,000,000 Customers

Over 20,000 Doctors have recommended Medifast products & programs

Four Business Models to Reach Clients

Take Shape For Life. — 12,000 Independent Health Coaches

Medifast. DIRECT — Direct Response and E-commerce

Medifast WEIGHT CONTROL CENTERS® — 62 Franchise Locations

Medifast. MEDICAL PROVIDERS — Medical Provider & Wholesale Channel



Revenue by Channel
6%
1%
17%
76%
TSFL
Med Direct
Franchise MWCC
Medifast Wholesale

Note: Q3 2015

Medifast

Strategic Evolution

2011 | 2012 | 2013 | 2014 | 2015 | 2016 | Beyond

- **Focus on MWCC Growth**
  - Corporate: + 50 Centers
  - Franchise: + 14 Centers
- **"One Medifast" Strategy**
  - Internally created shared service model and technology platform to support all channels
  - Standardized products, offers, pricing and systems
  - Externally introduced opportunity for e-commerce customer to choose a sales channel for support

One Medifast "blurred" the lines of differentiation

- **MWCC Center Transition**
  - Corporate: -87 Centers
    - Sold: 41 Centers
    - Closed: 46 Centers
  - Franchise: +38 Centers
- **Product Launches**
  - Largest new product introduction year in 2014
  - Entered new categories, including healthy living

Heightened focus on sustainable profitability

- **Business Unit Focus**
  - Added channel expertise
  - Redefined brand, product & price distinction
- **Healthy Living**
  - Enter markets beyond weight loss

Redefined new forms of differentiation

Unique Direct Selling Model

Take Shape For Life.



- **12,000** independent health coaches
- **76%** of total revenue
- Healthy lifestyle focus
- Supporting regional and national events
- **94%** of orders go directly to clients, and **6%** for coach's own use
- Coaches do not hold inventory
- All commissions based on product sales
- Attractive business opportunity

Re-energized Coach Network


Take Shape
For Life.
WELCOME

Simplified business kit



Sundance Leadership Development Conference


People
HOW THEY DID IT
HALF THEIR SIZE!

Celebrating Success!



Convention 2015

360 Regional events in 43 states with 8,000 attendees January 9, 2016!

Take Shape For Life – Strengthening Network For Growth

Net Sales Y/Y%


12%
13%
20%
20%
12%
10%
1%
(0%)
(4%)
(12%)
(11%)
(12%)
(9%)
(3%)
(0%)
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
Q2 15
Q3 15

- 2015 Initiatives
  - Focus on New Coach Sponsorship - Each One Reach One
  - Unified & Simplified Training and Tools
  - Leadership Development – Alacrity Team
  - Price and Program differentiation
- Leading indicators show strengthening of Coach network
  - New Coach Sponsorship
  - Coach Activity Rates
  - New Clients

Medifast Direct


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- Direct Response Business Model
- **17%** of Revenue
- E-commerce Platform
- Self-Directed Program
- Driven by Advertising/Promotion
- Transitioning to New **Achieve** Program
- Continuity Options for the Customer and Incentives to Stay on Plan

Medifast

Medifast Weight Control Center Franchises



- Local Centers for 1-to-1 Counseling
- Supervised Medifast Programs
- Onsite Product Purchasing
- **62** Franchise Centers in the U.S.
- **6%** of Total Revenue

Medifast

2016 Strategy

Take Shape For Life.

- Build on 2015 Momentum
- Continue to enhance Coach experience through training and new systems
- Introduce exclusive products that focus on key consumer health and wellness trends
- Enhance and evolve the Take Shape For Life brand experience

Medifast. DIRECT

- Continue to build direct response capabilities through new ecommerce technology platform and smart merchandising
- New efforts to stabilize customer acquisition trends
- Launch new advertising campaign: "Your Year"

Medifast WEIGHT CONTROL CENTERS®

- Support success of Franchisees
- Work with franchisees on center business model innovation
- Support local marketing efforts to assist with new client acquisition

FINANCIAL OVERVIEW

INTEGRITY EFFICACY RESPONSIBILITY VISION

2010-2015 Revenue

2010-2014
5% CAGR



$239
$273
$319
$324
$285
$272 to $275
2010
2011
2012
2013
2014
FY 2015 Guidance

- Revenue from continuing operations.

Medifast

2010-2015 EPS

2010-2014
11% CAGR



$1.23
$1.60
$1.75
$1.96
$1.89
$1.72 to $1.76
2010
2011
2012
2013
2014
FY 2015 Guidance

- EPS from continuing operations.
- 2012 Non-GAAP EPS excludes two non-recurring items, including a FTC settlement recorded in the second quarter and a sales tax accrual in the fourth quarter. Reported EPS $1.34.
- 2014 Non-GAAP EPS excludes the net of tax items of $1.3 million accrual for franchise loan default guaranteed by Medifast and the $1.8 million in extraordinary legal and advisory expenses resulting from 13D filings. Reported EPS $1.65.
- Fiscal year 2015 guidance excludes $1.4 million in extraordinary legal and advisory expenses resulting from 13D filings. Guidance including these items would be $1.61 to $1.65.

Strong Cash & Balance Sheet



- **$66.5M** Cash & Investments
- No Long-Term Debt
- Low Working Capital Levels
- Minimal CAPEX Requirements
- Strong Free Cash Flows
- Existing Stock Repurchase Program
- Initiated First-Ever Quarterly Cash Dividend in Q4 2015 of $0.25 per share

Note: Cash and investments as well as debt position as of 9/30/2015

The initial quarterly cash dividend of $0.25 per share is payable on February 10, 2016 to stockholders of record as of the close of business on December 28, 2015. The Company expects to maintain a program of paying dividends on a quarterly basis. However, the declaration of dividends in the future is subject to the discretion of the Medifast Board of Directors, who will evaluate the Company's dividend program from time to time based on factors that it deems relevant.

Well Positioned for Future Growth

Large, addressable and growing market	✓
Differentiated scientific approach to weight loss	✓
Highly efficacious product portfolio validated by customer referrals	✓
Diversified sales channels meeting distinct customer needs	✓
Low cost vertically integrated business model with state-of-the-art manufacturing infrastructure	✓
Highly variable cost base limiting downside	✓
Strong balance sheet and consistent cash flow generation	✓
Experienced management team	✓

Thank You


Medifast
NEW YORK STOCK EXCHANGE
Medifast
THURSDAY
7
JANUARY
MED
LISTED
NYSE